Exhibit 99.1

NexMetals Intersects 32.60 Metres of Mineralization at Selebi North

Bridging Major Step-Out Holes & Strengthening MRE Expansion

Vancouver, British Columbia, October 1, 2025 – NexMetals Mining Corp. (TSXV: NEXM; NASDAQ: NEXM) (the “Company”) is pleased to announce that it has successfully intersected significant massive sulphide mineralization within a newly completed drill hole at Selebi North Underground (“SNUG”), confirming the down-plunge continuity of mineralization. This intersection represents the thickest interval of mineralization drilled by NEXM in its 2025 resource expansion program and will be included in the future updated Mineral Resource Estimate (“MRE”). Assays are pending for SNUG-25-194 and an additional 2 holes.

Why this matters:

●	SNUG-25-194 intersected 32.60 metres of continuous mineralization at Selebi North South Limb, including an aggregate total of 19.90 metres of massive sulphide across five sub-intervals.

●	True thickness is estimated at 60 - 65%, which is consistent with geological interpretations of the South Limb.

●	Drill hole SNUG-25-194 was designed to bridge mineralization between two widely spaced resource expansion drill holes SNUG-25-184, located 183 metres down-plunge from the current MRE, and SNUG-25-186, a further 130 metre step-out (see news releases dated June 30 and August 13, 2025).

●	The demonstrated continuity between these two major step-outs and results from additional strike step-outs from the resource expansion program can be incorporated into a future MRE update, supporting a potential expansion of the resource envelope.

Next Steps:

●	Borehole electromagnetic (“BHEM”) surveys are planned to characterize the conductive trends associated with the newly intersected massive sulphides to confirm continuity and outline strike extent.

●	Initial interpretations indicate that the new data will contribute to resource expansion in an updated MRE.

●	Ongoing drilling to further demonstrate the scale, continuity, and expansion potential of the Selebi North deposit.

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Figure 1: Location of drill holes relative to the MRE and underground infrastructure.

Figure 2. Drill core photo SNUG-25-194 click here for full photos

Drill core photos for all holes reported herein, can be found on the Company’s website at www.nexmetalsmining.com.

To view the 3D modeling, please visit the following link https://vrify.com/decks/20239.

Morgan Lekstrom, CEO of the Company, commented: “This is a critical confirmation point for Selebi North. By bridging two major step-out holes and intersecting significant massive sulphide intervals, we have validated the down-plunge continuity and further strengthened our geological model. Once assays are received, these results will be incorporated into the updated MRE, reinforcing Selebi North’s scale, quality, and expansion potential.”

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Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

Quality Control

The underground drilling program is being carried out through an agreement with Forage Fusion Drilling Ltd. of Hawkesbury, Ontario, Canada, who have provided three Zinex U-5 drills for purchase and training of local operators. Drill core samples are BQTK (40.7 mm diameter). All samples are ½ core cut by a diamond saw on site. Half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81).

Holes are numbered as follows: SNUG (Selebi North Underground) + year + hole number starting at 013.

Technical Report

The MRE on the Selebi Mine is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” and dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and is available on SEDAR+ (www.sedarplus.ca) under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

1-833-770-4334

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Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward-looking information includes, but is not limited to: ongoing and expected drilling at SNUG; possible expanded mineralization beyond the existing MRE; the release of assay results and the expected timing thereof; the preparation and release of an updated MRE; planned BHEM surveys and the timing and completion thereof; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mine as currently contemplated; the expectation that exploration activities (including drill results) will accurately predict mineralization; the expectation that the Company will implement its drilling, geoscience and metallurgical work on its properties and work plans generally; the effective targeting activities proposed by the Company; the benefits of the Company’s approach to exploration; and the anticipated benefits of the Company’s approach to the resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization, prefeasibility or the feasibility of mine production; the risk that assay results will not be as anticipated or received when anticipated; the risk that the Company will not prepare and release an updated MRE on the timing anticipated or at all; the risk that the Company cannot complete the planned BHEM surveys; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public disclosure record on SEDAR+ (www.sedarplus.com) under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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